EXHIBIT 10.19

                                  Melvyn Knigin
                                 400 17th Street
                                Norwood, NJ 07648



                                                     January 28, 2003


Mr. Thomas Rende
Chief Financial Officer
Movie Star, Inc.
1115 Broadway
New York, NY 10010

Dear Tom:

     I hereby irrevocably surrender and forfeit to Movie Star, Inc. (the "Company") all of the outstanding options I currently hold in order to acquire the Company's common stock, $0.01 par value, and waive any rights I may have under the applicable stock option agreements.

                                                     Very truly yours,

                                                     /s/ Melvyn Knigin

                                                     Melvyn Knigin